UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017 (October 26, 2017)

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of Second Amended 2014 Incentive Plans

Prior to the annual meeting of the stockholders of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”) held on October 26, 2017 (the “Annual Meeting”), the Company had in effect the Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Amended 2014 Individuals Plan”), and the Amended and Restated 2014 Equity Incentive Plan for Entities (the “Amended 2014 Entities Plan,” and together with the Amended 2014 Individuals Plan, the “Amended 2014 Incentive Plans”). At the Annual Meeting, the stockholders of the Company approved the second amendment and restatement of each of the Amended 2014 Individuals Plan (the “Second Amended 2014 Individuals Plan”), and the Amended 2014 Entities Plan (the “Second Amended 2014 Entities Plan,” and collectively with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”). The Second Amended 2014 Incentive Plans were approved by the Company’s board of directors (the “Board”) on October 18, 2017, subject to the approval of the Company’s stockholders at the Annual Meeting, and became effective upon such stockholder approval.

The Second Amended 2014 Incentive Plans are intended to provide incentives to the Company’s independent directors, executive officers and other key employees, including employees of Bluerock Residential Holdings, L.P., the Company’s operating partnership, and their affiliates and other service providers, to assist in recruiting and retaining the services of such individuals and service providers, and to associate the interests of participants with those of the Company and its stockholders.

The Second Amended 2014 Incentive Plans provide for the grant of options to purchase shares of the Company’s common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of the Company’s Class A common stock that may be issued under the Second Amended 2014 Incentive Plans is 1,550,000, which total includes the 475,000 shares previously issued under the Amended 2014 Incentive Plans. The issuance of shares or awards under the Second Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Second Amended 2014 Entities Plan, and vice versa.

The foregoing summary description of the Second Amended 2014 Incentive Plans is qualified in its entirety by reference to the actual terms of the Second Amended 2014 Individuals Plan, which is attached hereto as Exhibit 10.1, and the actual terms of the Second Amended 2014 Entities Plan, which is attached hereto as Exhibit 10.2. For additional information regarding the Second Amended 2014 Incentive Plans, please refer to “Proposal 1: Approval of Second Amended 2014 Incentive Plans” on pages 35-50 of the Company’s definitive proxy statement as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, on September 5, 2017 (the “Proxy Statement”), and that certain supplement to the Proxy Statement on Schedule 14A (the “Supplement”) as filed with the SEC on October 19, 2017 to supplement and amend the Proxy Statement in order to add information regarding certain revisions to the Second Amended 2014 Incentive Plans as described in the Supplement.

Arrangements with R. Ramin Kamfar, James G. Babb, III, Ryan S. MacDonald, Jordan B. Ruddy, Christopher J. Vohs, and Konig & Associates

As previously disclosed in the Company’s Form 8-K filed with the SEC on August 4, 2017, on August 3, 2017, the Company, its external manager, BRG Manager, LLC (the “Manager”), and certain other parties entered into definitive agreements providing for the Company’s acquisition of a newly-formed entity that will own the assets used by the Manager in the performance of the management functions it currently provides to the Company pursuant to a management agreement (such transaction, the “Internalization”). Upon consummation of the Internalization (the “Closing”), anticipated to occur on October 31, 2017, the Company’s current management and investment teams, who are currently employed by an affiliate of the Manager, will become employed by an indirect subsidiary of the Company, and the Company will become an internally managed real estate investment trust.

In connection with the execution of the definitive agreements related to the Internalization, on August 3, 2017, Bluerock REIT Operator, LLC, a Delaware limited liability company and wholly owned subsidiary of the Manager (the “Manager Sub”), in its post-Closing capacity as our indirect subsidiary, entered into employment agreements with R. Ramin Kamfar (“Mr. Kamfar”), James G. Babb, III (“Mr. Babb”), Jordan B. Ruddy (“Mr. Ruddy”), Ryan S. MacDonald (“Mr. MacDonald”), and Christopher J. Vohs (“Mr. Vohs”), and a services agreement with Michael L. Konig (“Mr. Konig”) through his wholly-owned law firm, Konig & Associates, LLC (“K&A”), each to become effective as of Closing, which agreements set forth the terms and conditions (A) of (i) Mr. Kamfar’s service as our Chief Executive Officer and Chairman of our board of directors (the “Kamfar Executive Agreement”), (ii) Mr. Babb’s service as our Chief Investment Officer (the “Babb Executive Agreement”), (iii) Mr. MacDonald’s service as our Chief Acquisitions Officer (the “MacDonald Executive Agreement”), (iv) Mr. Ruddy’s service as our Chief Operating Officer and President (the “Ruddy Executive Agreement”), and (v) Mr. Vohs’s service as our Chief Financial Officer and Treasurer (the “Vohs Executive Agreement”), and (B) under which Mr. Konig, through K&A, will serve as our Chief Legal Officer and Secretary (the “Konig Services Agreement,” and together with the Kamfar Executive Agreement, the Babb Executive Agreement, the MacDonald Executive Agreement, the Ruddy Executive Agreement, and the Vohs Executive Agreement, the “Original Executive Agreements,” and each, an “Original Executive Agreement”). Mr. Konig joined the Konig Services Agreement to acknowledge and agree that (i) the services provided by K&A thereunder will be personally provided by Mr. Konig, and (ii) Mr. Konig will be personally bound by certain obligations and restrictive covenants set forth in the Konig Services Agreement.

On October 27, 2017, the Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into Amended and Restated Employment Agreements with each of Mr. Kamfar, Mr. Babb, Mr. Ruddy, Mr. MacDonald and Mr. Vohs, and an Amended and Restated Services Agreement with Mr. Konig through K&A (collectively, the “A&R Executive Agreements,” and each, an “A&R Executive Agreement”), each dated retroactively to August 3, 2017. Pursuant to the A&R Executive Agreements, for each (a) pro-rated Annual LTIP Award for the 2017 stub period from the date of Closing through December 31, 2017 and (b) Initial Commitment Award made thereunder, (i) the date of grant will be January 1, 2018 (rather than the date of Closing, as provided under the Original Executive Agreements), and (ii) the initial vesting date will be December 31, 2018 (rather than the first anniversary of the date of Closing, as provided under the Original Executive Agreements). In each case, subsequent vesting dates will still occur on each anniversary of the date of Closing (to include, without limitation, the anniversary of the Closing date occurring in the year 2019). The material terms of the A&R Executive Agreements are otherwise the same as those of the Original Executive Agreements. Capitalized terms used in this description of the A&R Executive Agreements but not defined herein shall have the meanings ascribed to them in the A&R Executive Agreements.

The foregoing description of the A&R Executive Agreements does not purport to be complete and is qualified in its entirety by reference to: (i) the A&R Employment Agreement with Mr. Kamfar, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference, (ii) the A&R Employment Agreement with Mr. Babb, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference, (iii) the A&R Employment Agreement with Mr. MacDonald, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference, (iv) the A&R Employment Agreement with Mr. Ruddy, which is filed as Exhibit 10.6 hereto and is incorporated herein by reference, (v) the A&R Employment Agreement with Mr. Vohs, which is filed as Exhibit 10.7 hereto and is incorporated herein by reference, and (vi) the A&R Services Agreement with K&A, which is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on October 26, 2017. The following proposals were set forth in the Proxy Statement. For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, August 22, 2017, there were 24,192,645 shares of the Company’s Class A common stock outstanding and entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 21,126,821 shares of the Company’s Class A common stock, representing 87.32% of the total shares of the Company’s Class A common stock entitled to vote at the meeting.

(1)          The stockholders approved the Second Amended 2014 Incentive Plans to increase the aggregate number of shares of Class A common stock reserved for issuance thereunder, and make other administrative changes as disclosed in the Proxy Statement and the Supplement:

For	10,033,894
Against	1,369,418
Abstain	680,909
Broker Non-Votes	9,042,600

(2)           The stockholders approved the Issuances, pursuant to the Contribution Agreement, of (i) OP Units, and shares of our Class A common stock that may be issued in the Company’s discretion upon redemption of such OP Units in certain circumstances, and (ii) shares of our Class C Common Stock, and shares of our Class A Common Stock that may be issued upon conversion of such shares of Class C Common Stock in certain circumstances; in each case, to the applicable contributor and its affiliates and related persons in connection with the Internalization, which includes certain of the Company’s directors and officers, and affiliates thereof:

For	10,587,314
Against	822,880
Abstain	674,027
Broker Non-Votes	9,042,600

(3)           The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	10,759,343	1,324,878	9,042,600
Gary T. Kachadurian	9,519,526	2,564,695	9,042,600
Brian D. Bailey	7,248,976	4,835,245	9,042,600
I. Bobby Majumder	7,967,837	4,116,384	9,042,600
Romano Tio	7,968,980	4,115,241	9,042,600

(4)           The stockholders ratified BDO USA, LLP as the Company’s independent registered public accounting firm for 2017:

For	20,795,997
Against	233,786
Abstain	97,038

(5)           The stockholders approved, on a non-binding, advisory basis, the compensation of our Company’s named executive officers as disclosed in the Proxy Statement:

For	10,468,403
Against	918,225
Abstain	697,593
Broker Non-Votes	9,042,600

(6)           The stockholders approved the adjournment of the Annual Meeting, if necessary or appropriate in the discretion of the chairman of the Annual Meeting, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve either the Second Amended 2014 Incentive Plans or the Issuances.

For	10,168,624
Against	1,737,140
Abstain	178,457
Broker Non-Votes	9,042,600

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Entities

10.3	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and R. Ramin Kamfar

10.4	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and James G. Babb, III

10.5	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Ryan S. MacDonald

10.6	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Jordan B. Ruddy

10.7	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Christopher J. Vohs

10.8	Amended and Restated Services Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, Konig & Associates, LLC, and Michael L. Konig

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: October 31, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Entities

10.3	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and R. Ramin Kamfar

10.4	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and James G. Babb, III

10.5	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Ryan S. MacDonald

10.6	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Jordan B. Ruddy

10.7	Amended and Restated Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Christopher J. Vohs

10.8	Amended and Restated Services Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, Konig & Associates, LLC, and Michael L. Konig